Leases	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
Leases	Leases
2019 Leases
The Company leases generating facilities, land, office and equipment, railcars, and storefront space at retail stores. Operating leases with an initial term greater than twelve months are recognized as right-of-use assets and lease liabilities in the consolidated balance sheets. The Company recognizes lease expense for all operating leases on a straight-line basis over the lease term. In the future, should another systematic basis become more representative of the pattern in which the lessee expects to consume the remaining economic benefit of the right-of-use asset, the Company will use that basis for lease expense.
The Company considers a contract to be or to contain a lease when both of the following conditions apply: 1) an asset is either explicitly or implicitly identified in the contract and 2) the contract conveys to the Company the right to control the use of the identified asset for a period of time. The Company has the right to control the use of the identified asset when the Company has both the right to obtain substantially all the economic benefits from the use of the identified asset and the right to direct how and for what purpose the identified asset is used throughout the period of use.
Lease payments are typically fixed and payable on a monthly, quarterly, semi-annual or annual basis. Lease payments under certain agreements may escalate over the lease term either by a fixed percentage or a fixed dollar amount. Certain leases may provide for variable lease payments in the form of payments based on usage, a percentage of sales from the location under lease, or index-based (e.g., the U.S. Consumer Price Index) adjustments to lease payments. The Company has no leases which contain residual value guarantees provided by the Company as a lessee.
The Company’s leases may grant the Company an option to renew a lease for an additional term(s) or to terminate the lease after a certain period. As part of its transition from the guidance contained in ASC 840 to the updated guidance in ASC 842, the Company elected not to use the practical expedient of using hindsight to determine the lease term and in assessing impairment of the right-of-use assets.
As permitted by ASC 842, the Company made an accounting policy election for all asset classes not to recognize right-of-use assets and lease liabilities in the consolidated balance sheets for its short-term leases, which are leases that have a lease term of twelve months or less. For the initial measurement of lease liabilities, the Company uses as the discount rate either the rate implicit in the lease, if known, or its incremental borrowing rate, which is the rate of interest that the Company would have to pay to borrow, on a collateralized basis, over a similar term an amount equal to the payments for the lease.
In transition to ASC 842, the Company elected to apply the effective date transition method as of the January 1, 2019 adoption date. In accordance with this method, the Company’s reporting for comparative periods prior to January 1, 2019 presented in the financial statements continues to be in conformity with the guidance in ASC 840. The Company elected the following practical expedients, which allow entities to:
•Not reassess whether any contracts that existed prior to the January 1, 2019 implementation date are or contain leases;
•Not reassess the lease classification for any leases that commenced prior to the January 1, 2019 implementation date, meaning that all commenced capital leases under ASC 840 will be classified as finance leases under ASC 842 and all commenced operating leases under ASC 840 will be classified as operating leases under ASC 842;
•Not reassess initial direct costs for any leases;
•Not reassess whether existing land easements, which were not previously accounted as leases under ASC 840, are or contain leases; and
•Not separate lease and non-lease components for all asset classes, except office space leases and generation facilities leases.
As described in Note 4, Acquisitions, Discontinued Operations and Dispositions, upon the close of the South Central Portfolio sale, the Company entered into an agreement to leaseback the Cottonwood facility through May 2025. The lease was accounted for in accordance with ASC 842-40, Sale and Leaseback Transactions, as an operating lease and accordingly, a right-of-use asset and lease liability were established on the lease commencement date and will be amortized through the end of the lease.
Lease Cost:

(In millions)	For the Year Ended December 31, 2019
Finance lease cost:	$—
Amortization of right-of-use assets	—
Shares issued under ESPP	—
Interest on lease liabilities	—
Operating lease cost	$109
Short-term lease cost	3
Variable lease cost	6
Sublease income	(17)
Total lease cost	$101

Other information:

(In millions)	For the Year Ended December 31, 2019
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$104
Right-of-use assets obtained in exchange for new operating lease liabilities	215
Lease Term and Discount Rate for operating leases:

December 31, 2019
Weighted average remaining lease term (in years)	7.8
Weighted average discount rate	5.72%

As of December 31, 2019, annual payments based on the maturities of NRG's leases are expected to be as follows:

(In millions)
2020	$96
2021	87
2022	87
2023	85
2024	75
Thereafter	296
Total undiscounted lease payments	$726
Less: present value adjustment	(170)
Total discounted lease payments	$556

2018 Operating Lease Commitments
The below describes the Company's operating lease commitments as reported in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, under Note 21, Commitments and Contingencies, prior to the adoption of ASC 842.
The Company leases 100% interests in the Powerton facility and Unit 7 and Unit 8 of the Joliet facility through 2034 and 2030, respectively, through its indirect subsidiary, Midwest Generation, LLC. The Company accounted for these leases as operating leases and recorded lease expense on a straight-line basis over the lease term. In connection with the acquisition of Midwest Generation, the Company recorded the out-of-market value as a liability of $159 million in 2014. The liability was being amortized through rent expense on a straight-line basis over the term of the lease. The Company recorded lease expense, net of amortization of the out-of-market liability, of approximately $14 million per year. The accounting for these out-of-market contracts changed effective January 1, 2019, upon the adoption of ASC 842.
Future minimum lease commitments under the Powerton and Joliet operating leases as of December 31, 2018 were as follows:

Period	(In millions)
2019	$1
2020	1
2021	3
2022	6
2023	6
Thereafter	222
Total (a)	$239
(a) Termination of leases could be at a significant premium to the remaining lease payments

Other Operating Leases
NRG leases certain Company facilities and equipment under operating leases, some of which include escalation clauses, expiring on various dates through 2036. Lease expense under operating leases, other than Powerton and Joliet, was $66 million and $69 million for the years ended December 31, 2018 and 2017, respectively.
Future minimum lease commitments under operating leases, other than Powerton and Joliet, as of December 31, 2018 were as follows:

Period(a)	(In millions)
2019	$60
2020	55
2021	43
2022	40
2023	39
Thereafter	95
Total	$332
(a) Amounts in the table exclude future sublease income of $29 million associated with long-term leases for office locations